THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. THE CONFIDENTIAL INFORMATION ON PAGES 2, 3, 4, 5, 6, 12, 13, 14, 15 and 21 HAS BEEN REPLACED WITH ASTERISKS.







                                                                 EXHIBIT 10.17
                       CREDIT CARD ACCOUNTS SALE AGREEMENT

         This Credit Card Accounts Sale Agreement is made and entered into among Midland Credit Management, Inc. whose address is 500 West First Street, Hutchinson, Kansas, 67501 ("Buyer"), Greenwood Trust Company ("GTC" or a "Seller") and U.S. Bank National Association as Trustee (the "Trustee") for the Discover Card Master Trust I (the "Trust" or a "Seller").

                                   WITNESSETH

         WHEREAS, Sellers desire to sell to Buyer certain Accounts as defined below, and Buyer desires to purchase such Accounts, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, Sellers and Buyer agree, on the terms and conditions herein set forth, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 "Account" means each unsecured consumer credit card account, including any receivables arising thereunder, the account relationship of which is owned by GTC and the receivables under which are owned by the Trust, which is described on an Account Schedule, which has been charged off by GTC as a loss and which was previously evidenced by one or more of the following: (a) an open-ended credit application; (b) certain signed charge slips used for purchasing goods and services by Debtor; (c) any judgments founded upon an Account to the extent attributable thereto, and any lien arising therefrom; and
(d) the proprietary interest of Sellers in any Account forming the subject matter of any litigation or bankruptcy.

         1.2 "Account Schedule" means, with respect to any Closing Date, the computer tape which will be delivered to Buyer setting forth all of the Accounts which Sellers have elected to sell Buyer and which Buyer has agreed to purchase on that Closing Date and shall contain for each Account the data fields listed on the attached Exhibit A.

         1.3 "Account Statement" means any billing statement in GTC's possession which relates to an Account and was issued within the twelve months preceding the applicable Closing Date for an Account or, for those Accounts which do not have activity within the twelve months preceding the applicable Closing Date, a billing statement which comprises one of the most recent 12 months of billing statements for an Account; provided, however, that in no event shall the term include billing statements prior to November, 1992.

         1.4 "Agreement" means this Credit Card Accounts Sale Agreement, as the same may be amended or supplemented from time to time.

         1.5 "Business Day" means any day except Saturday, Sunday or other day on which banking institutions in Delaware or Illinois are authorized or required by law or executive order to close.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


         1.6 "Closing Date" means May 28, 1998 on the initial purchase ("Initial Purchase Date") and three (3) Business Days after the Cut-off Date, for subsequent purchases.

         1.7 "Credit Files" shall have the meaning set forth in Section 4.2 hereof.

         1.8 "Cut-off Date" means the close of business on May 27, 1998 with respect to the initial purchase and, with respect to subsequent purchases, the close of business on the day GTC notifies Buyer of the Accounts to be sold to Buyer in accordance with Section 3.3(b).

         1.9 "Debtor" means any obligor for, or guarantor or surety of, or any party liable for, the performance of an Account.

         1.10 "Effective Date" means May 27, 1998.

         1.11 "Litigation Account" means any Account which, as of the applicable Closing Date, is the subject of litigation or that forms the basis of a claim against an officer, director, employee or agent of any Seller.

         1.12 "Pool I" means all Accounts which have been assigned to no more than two outside collection agencies for collection following charge-off.

         1.13 "Pool II" means all Accounts which have been assigned to more than two outside collection agencies for collection following charge-off.

         1.14 "Purchase Price" means (i) [*] times the Unpaid Balance with respect to each Account in Pool I and (ii) [*] times the Unpaid Balance with respect to each Account in Pool II.


         1.15 "Transfer Date" means the close of business on May 29, 1998 with respect to the initial purchase and [*] Business Days after Sellers' receipt of the Purchase Price with respect to subsequent purchases.


         1.16 "Uncollectible Account" means, as of the applicable Cut-Off Date for each Account purchased (a) an Account with reference to which a final judgment has been entered by a court of competent jurisdiction to the effect that no Debtor on the Account is under any enforceable obligation to pay the holder of the Account and that the holder of the Account shall take no action against any and all Debtors executing Account documentation; (b) an Account in which GTC or a predecessor in interest released all Debtors obligated on the Account from any and all liability on the Account; (c) an Account with respect to which all of the Debtors on the Account have filed bankruptcy and the bankruptcy has not been dismissed prior to the applicable Cut-off Date; (d) an Account with respect to which all Debtors on the Account were deceased; or (e) an Account in which the date the Account was declared in default and payment thereunder demanded in full occurred more than the number of years set forth in Exhibit B, for the applicable State listed in GTC's records for the address to mail Account Statements, prior to the applicable Cut-off Date.

         1.17 "Unpaid Balance" means the approximate outstanding amount of the Account

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.




as of the applicable Cut-off Date, which will be specified as either the current balance or current principal balance. This figure may include interest (accrued or unaccrued), costs, fees, and expenses. It is possible that payments have been made by or on behalf of any Debtor prior to the applicable Cut-Off Dates which are not reflected in the Unpaid Balance. This figure may reflect payments made by or on behalf of any Debtor which have been deposited and credited to the Unpaid Balance of such Account, but which may subsequently be returned to GTC due to insufficient funds to cover such payments.

         1.18 "UCC" means Uniform Commercial Code as in effect in the applicable jurisdiction.

         1.19 "UCC Financing Statement" means, with respect to a Seller, a UCC financing statement, containing the information, and using the description of the property contained on Exhibit C to this Agreement with respect to GTC and Exhibit D with respect to the Trust, filed in the appropriate jurisdiction with respect to the Accounts.

                                   ARTICLE II
                          PURCHASE AND SALE OF ACCOUNTS


         2.1 AGREEMENT TO SELL AND PURCHASE ACCOUNTS. Unless excluded under
Article IX or XI each, Seller agrees to sell and Buyer agrees to buy all of such Seller's right, title, and interest in and to the Accounts which GTC shall identify during each month through [*], subject to the terms, provisions, conditions, limitations, waivers and disclaimers set forth in this Agreement.


         All obligations of the Trust under this Agreement are several, and not joint. Each of GTC and the Trust agrees that GTC, as servicer of the Trust, will act as the Trust's agent for purposes of making and/or receiving payments and receiving and/or giving notices in any transaction with the Buyer under this Agreement. The Buyer may make any payment to any Seller or deliver any communication to any Seller by payment or delivery to GTC.

         2.2 BILL OF SALE/BUYER'S RIGHT TO ACT. On the applicable Transfer Date, each Seller shall deliver to Buyer a Bill of Sale, in the form of Exhibit E hereto, executed by an authorized representative of such Seller, which Bill of Sale shall sell, transfer, assign, set-over, quitclaim and convey to Buyer all right, title and interest of such Seller in and to (i) each of the Accounts sold hereunder, and (ii) the proceeds of the Accounts sold hereunder, subject to
Article III and Article V, received by GTC after the applicable Cut-Off Date, if any. On or before the initial Transfer Date, such Seller shall also deliver to Buyer a UCC Financing Statement for such Seller. Buyer shall have no right to communicate with any Debtor or otherwise take any action with respect to any Account or any Debtor until after the transfer of the Account to Buyer.

                                   ARTICLE III
                           PURCHASE PRICE AND PAYMENT

         3.1 PURCHASE PRICE. The purchase price of the Accounts purchased hereunder by Buyer shall be as set forth in Section 1.14.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.




         3.2 ACCOUNTS EXCLUDED. If GTC excludes any Account from a sale prior to the applicable Closing Date pursuant to Article XI, the total Purchase Price to be paid by Buyer shall be reduced by the amount of the Purchase Price expressed as a percentage of the Unpaid Balance of each excluded Account.

         3.3 IDENTIFICATION AND PAYMENT.

         (a) INITIAL TRANSFER. On or before May 27, 1998, GTC shall identify to Buyer, the Accounts to be sold to Buyer on the Initial Purchase Date. Buyer shall pay for the initial purchase on or before 12:00 p.m. CST, May 28, 1998. All such funds must be in immediately available funds in United States Dollars by wire transfer to GTC in accordance with the wire transfer instructions provided to Buyer, or by cashier's check (without intervening endorsement) made payable to the "Greenwood Trust Company."

         (b) SUBSEQUENT TRANSFERS. After the Initial Purchase Date, Seller shall notify Buyer on or about the 17th day of each month, starting with June 1998, of the total Unpaid Balance and Purchase Price of the Accounts identified by GTC and to be purchased by Buyer for that month.

         Buyer shall pay for the identified Accounts on each applicable Closing Date. All such funds shall be in immediately available funds in United States Dollars by wire transfer to GTC in accordance with the wire transfer instructions provided to Buyer, or by cashier's check (without intervening endorsement) made payable to the "Greenwood Trust Company."

         3.4 ADJUSTMENTS TO PURCHASE PRICE. Within [*] Business Days after the applicable Transfer Date or the date Buyer receives the Account Schedule, Buyer shall notify GTC of any adjustments to the Purchase Price due to miscalculations of interest and principal, misapplied payments, unapplied payments and accounting errors. If the Purchase Price as adjusted is greater than the Purchase Price paid by Buyer, Buyer shall pay the amount of the deficiency to Sellers within [*] Business Days after Buyer notifies GTC of the adjustments to the Purchase Price. If the Purchase Price as adjusted is less than the Purchase Price paid by Buyer, GTC shall, at its election and as agent of the Trust, (i) refund the excess amount paid by Buyer to Buyer out of the proceeds of the sale received by GTC within [*] Business Days after Buyer notifies GTC of the adjustment to the Purchase Price or (ii) deduct the excess amount paid by Buyer from the Purchase Price to be paid by Buyer for Accounts purchased on the next Closing Date if said Closing Date is within [*] Business Days of the date Buyer notifies GTC of any adjustments to the Purchase Price.


         3.5 DEFAULT BY BUYER. If Buyer fails or refuses to consummate the purchase of the Accounts pursuant to this Agreement prior to or on any Closing Date or fails to perform any of Buyer's other obligations hereunder either prior to or on any Closing Date for any reason, then Sellers shall have the right to
(i) enforce specific performance of Buyer's obligations under this Agreement and/or (ii) exercise any other right or remedy Sellers may have at law or in equity by reason of the default, including but not limited to, re-selling any unpurchased Account and seeking any deficiency against Buyer and the recovery of attorney's fees incurred by Sellers in connection with Buyer's default.


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

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.



                                   ARTICLE IV
                                    TRANSFER

         4.1 DELIVERY AND TRANSFER. On the applicable Transfer Date, GTC shall deliver to Buyer the Account Schedule relating to the Accounts purchased by Buyer; provided that, if GTC encounters mechanical difficulties that make it impossible to deliver the Account Schedule on the Transfer Date, GTC shall provide a statement or evidence of the reasons for such difficulties to Buyer and shall use its best efforts to deliver the Account Schedule as soon as practicable, but in no event later than [*] Business Days after the applicable Closing Date.


         4.2 TRANSFER OF DOCUMENTS. GTC agrees to deliver to Buyer, copies of the credit applications, affidavits in the form of Exhibit F to this Agreement, or up to three (3) months worth of Account Statements, but not all three (the "Credit Files") for [*] of the total number of Accounts sold to Buyer. Within [*] days after the applicable Transfer Date, Buyer shall deliver to GTC a separate listing of the specific Accounts for which GTC will deliver either copies of the credit applications, affidavits or the three months of Account Statements. Said list(s) shall be provided on an Application, Statement or Affidavit Request Form, as provided in Exhibit G to this Agreement and shall specify whether the Buyer wants the credit applications, affidavits or three months of Account Statements for each Account. GTC shall have [*] days from the receipt of the Buyer's request to deliver the requested credit applications, affidavits or Account Statements.



GTC will deliver to Buyer additional copies of the Credit Files for the Accounts referenced in the first paragraph of this section or copies of the Credit Files for the remaining [*] of the Accounts, upon receipt of payment of [*] per credit application, affidavit or group of three months of Account Statements requested by Buyer. Within [*] days after the applicable Transfer Date, Buyer shall deliver to GTC a listing of the specific Accounts for which GTC will deliver copies of the Credit Files, provided; however, such requests shall not exceed [*] copies per month and such requests shall not exceed [*] copies every two (2) weeks commencing from the applicable Transfer Date. GTC shall have [*] days from the receipt of the Buyer's request to deliver the requested Credit Files.



         If any documents relating to the Accounts are requested or demanded from GTC by subpoena, Buyer shall be responsible for paying for such documents the fees set forth as applicable to the remaining [*] of the Accounts in the preceding paragraph before GTC is required to fulfill any such demand or request.


         4.3 OTHER DOCUMENTS. Subject to the requirements and limitations set forth in this Agreement, Sellers agree, to the extent required by applicable laws, statutes, rules and regulations of all federal, state, local, governmental, or quasi-governmental entities or authorities having jurisdiction, to complete and execute any documents and to take such other actions as are reasonably necessary or appropriate to effectuate this Agreement, and only for the purposes of effectuating this Agreement. This provision shall not be construed so as to require Sellers to execute any documents other than the documents directly referenced in this Agreement. This provision shall also not be construed to require Sellers to execute or otherwise deliver a UCC financing statement in connection with the sale of Accounts under this Agreement other than as required by Section 2.2 or in the following

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.




sentence. Sellers shall, at Buyer's sole cost and expense, execute additional UCC Financing Statements as reasonably requested by Buyer. Buyer agrees that neither it nor its heirs, executors, administrators, representatives, successors and assigns shall file or cause to be filed any UCC financing statement or other documents evidencing the sale with any public filing agency, including but not limited to any county recorder's or secretary of state's office unless said UCC financing statement has been approved and signed by the applicable Seller.

                                    ARTICLE V
                           PAYMENTS AFTER CUT-OFF DATE


         5.1 PAYMENTS. Except as provided in the following paragraph, all payments received by Sellers on any Account after the applicable Cut-off Date shall belong to Buyer and shall be held by Sellers and notice thereof forwarded to Buyer within [*] days after such Seller's receipt of the payment. The payments will be forwarded to Buyer without recourse and without warranties within [*] days after such Seller's receipt of the payment. For payments received by Buyer that subsequently are deemed insufficient by GTC, GTC will notify Buyer of any such payment and Buyer will remit such payment back to GTC within [*] days of notification.

         Buyer and Sellers agree that GTC retains the right to collect on any and all checks, or other negotiable instruments, which represent payments of principal, interest, or any other fees or charges under any of the Accounts purchased hereunder received by GTC prior to and including the applicable Cut-off Date, regardless of whether the checks or other negotiable instruments are collected, prior to, or subsequent to the applicable Cut-off Date.


         5.2 PENDING LEGAL PROCEEDINGS. Any Litigation Account which is identified by Buyer as such within [*] days of the applicable Closing Date, shall, at Buyer's option, be substituted by GTC and the Trustee pursuant to
Section IX. In the event Buyer elects not to require GTC and the Trustee to substitute the Account or fails to notify GTC that said Account is a Litigation Account within [*] days of the applicable Closing Date, Buyer agrees that it shall, to the extent applicable, at its own cost, (i) notify the Clerk of the Court, any trustee and all counsel of record in each such proceeding of the transfer of the Account from Sellers to Buyer, (ii) file pleadings to relieve Sellers' counsel of record from further responsibility in such litigation (unless said counsel has agreed, with GTC's written consent, to represent Buyer in said proceedings at Buyer's expense), and (iii) remove Sellers as parties in such action, substitute Buyer as the real party-in-interest, and change the caption thereof accordingly. Buyer agrees to notify GTC immediately in the event a claim, counterclaim or cross-claim is brought or threatened against any Seller in any litigation or bankruptcy involving an Account. In connection therewith, Buyer shall have the sole responsibility to determine the appropriate direction and strategy for such litigation or proceeding. If Buyer fails to comply with the above requirements (i)-(iii), GTC may, but is not obligated to take such actions as it deems necessary to effectuate the provisions of this paragraph. Buyer acknowledges that its failure to comply with the provisions of this paragraph may affect Buyer's rights in any such litigation or proceeding including, without limitation, any dismissal with prejudice or the running of any statute of limitations if any such action or proceeding is dismissed. Buyer shall reimburse and indemnify Sellers for any costs and legal fees incurred by Sellers in connection with such proceeding after the applicable Transfer Date, including, without limitation, any fees and costs incurred by Sellers in connection with Buyer's failure to comply with the above requirements
(i)-(iii). Sellers shall deliver notice to Buyer of any legal fees and costs billed to Sellers or incurred in connection with such proceeding after the applicable Transfer Date, whereupon Buyer shall reimburse Sellers for amounts so incurred.

                                   ARTICLE VI
                            SERVICING OF THE ACCOUNTS

         6.1 SERVICING AFTER APPLICABLE CLOSING DATE. The Accounts shall be sold and conveyed to Buyer on a servicing-released basis. As of the applicable Closing Date, all rights, obligations, liabilities and responsibilities accruing after the applicable Closing Date with respect to the servicing of the Accounts, shall pass to Buyer, and Sellers and/or their servicing agents shall be discharged from all liability therefor. Sellers and/or their servicing agents shall have no obligation to perform any servicing activities with respect to the Accounts from and after the applicable Closing Date, except those required by law.

         6.2 INTERIM SERVICING/BUYER BOUND. Between the Effective Date and the applicable Closing Date, GTC or any servicing agent shall continue to service the Accounts to be transferred. Buyer shall be bound by the actions taken by GTC and/or servicing agent prior to the applicable Closing Date. Buyer shall take no action to communicate with any Debtor or enforce or otherwise service or manage such Accounts until the applicable Transfer Date. GTC or any servicing agent shall not be responsible for the failure to meet or toll any proof of claim, discharge, limitation, notice, hearing, trial, penalty or payment date or any other deadline in connection with an Account after the date of this Agreement. In no event shall Buyer be deemed a third party beneficiary of any servicing contract or agreement between GTC and any servicing agent and in no event shall GTC or any servicing agent be deemed a fiduciary for the benefit of Buyer with respect to the Accounts. Subject to the provisions hereof, GTC shall indemnify Buyer against and hold Buyer harmless from any and all claims, lawsuits or judgments against Buyer arising out of the gross negligence or willful failure by GTC or its servicing agent to provide the interim servicing hereunder, provided, however, that GTC shall not be required to indemnify Buyer or to hold Buyer harmless to the extent that such losses are caused in whole or in part by Buyer's actions or inactions.

         6.3 SERVICER REQUIREMENTS. Buyer shall be responsible for complying with all state and federal laws, if any, with respect to the ownership and/or servicing of any of the Accounts from and after the applicable Closing Date including, without limitation, the obligation to notify any Debtor of the transfer of the Account and the servicing rights from GTC or GTC's servicing agent to Buyer.

                                   ARTICLE VII
               SELLERS' REPRESENTATIONS, WARRANTIES AND COVENANTS

         7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF GTC. GTC hereby represents and warrants that, as of the Effective Date and as of each applicable Closing Date:

                  (i) GTC is a bank, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into this Agreement, to sell the account relationships for the

                           Accounts and to carry out the terms and provisions hereof;

                  (ii) GTC has taken all necessary action to authorize its execution, delivery and performance of this Agreement and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

                  (iii) This Agreement and all the obligations of GTC hereunder are the legal, valid and binding obligations of GTC, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv) The obligations of the Trustee hereunder are authorized and permitted under the terms of the Pooling and Servicing Agreement dated as of October 1, 1993, as amended, between the Trustee and GTC (the "Pooling and Servicing Agreement") and nothing contained therein will be a legal impediment or bar to the performance by the Trustee of the obligations hereunder, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) To the best of GTC's knowledge, the Unpaid Balance for each Account is the legal, valid and binding obligation of each Debtor and no credits or off-sets exist in said Accounts other than as may be reflected therein. Notwithstanding the foregoing, GTC makes no representation or warranty as to whether the statute of limitations can successfully be raised as a defense to any Account in any jurisdiction;

                  (vi) The execution, delivery and performance of this Agreement by GTC will not violate any provision of any existing law or regulation or any order or decree of any court applicable to GTC or any provision of the Certificate of Incorporation or Bylaws of GTC, or constitute a material breach of any contract or other agreement material to GTC to which GTC is a party or by which GTC may be bound; and

                  (vii) The execution, delivery and performance of this Agreement by the Trustee, on behalf of the Trust, will not constitute a material breach of any contract or other agreement material to the Trust to which the Trustee, on behalf of the Trust, is a party or by which the Trustee, on behalf of the Trust, may be bound.

         7.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUSTEE ON BEHALF OF THE TRUST. The Trustee, on behalf of the Trust, hereby represents and warrants that, as of the

Effective Date and as of each applicable Closing Date:

                  (i) The Trustee has taken all necessary action to authorize its execution, delivery and performance of this Agreement and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby; and

                  (ii) The Trust is a trust formed under the Pooling and Servicing Agreement and the Pooling and Servicing Agreement authorizes the Trustee to execute this Agreement and to consummate all the transactions contemplated hereby on behalf of the Trust.

         7.3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF GTC AS TO EACH ACCOUNT. GTC represents and warrants that, as to each Account sold or to be sold hereunder, as of the applicable Closing Date:

                  (i) GTC has good, valid and marketable title to the account relationships for the Accounts to be sold by it free and clear of all liens and encumbrances (except any lien of the Trust), except as may be imposed by Buyer or any of its respective assignees or transferees;

                  (ii) GTC transferred good, valid and marketable title to the receivables in the Accounts to the Trust pursuant to the terms of the Pooling and Servicing Agreement;

                  (iii) the Accounts were originated and have been maintained and serviced by GTC in compliance with state and federal laws, including, without limitation, the Truth-In-Lending Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Fair Credit Billing Act; and

                  (iv) GTC has full right and authority to sell and assign its interest in the account relationship for each Account.

         7.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUSTEE ON BEHALF OF THE TRUST AS TO EACH ACCOUNT. The Trustee, on behalf of the Trust, represents and warrants that, as to each Account sold or to be sold hereunder, as of the applicable Closing Date:

                  (i) The Trustee has no knowledge of any right, lien or interest affecting the receivables in the Accounts or the proceeds thereof, other than the rights or interests created under the Pooling and Servicing Agreement; and

                  (ii) Under the terms of the Pooling and Servicing Agreement, the Trustee has full right and authority to sell and assign the Trust's interests in the receivables in each Account.

                                  ARTICLE VIII

                BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         8.1 DECISION TO PURCHASE. Buyer warrants and represents that it is a sophisticated purchaser and has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transaction contemplated by this Agreement, and that its bid and decision to purchase the Accounts are based upon Buyer's own independent evaluation of the transaction. In entering into this Agreement, Buyer has not relied upon any oral or written information provided by Sellers or Sellers' personnel, agents, representatives, or independent contractors and acknowledges and understands that no employee, agent, representative or independent contractor of the Sellers has been authorized to make, and that Buyer has not relied upon, any statements or representations other than those specifically contained in this Agreement. Buyer has made such independent investigations as it deems to be warranted into the nature, validity, enforceability, collectability, and value of the Accounts, and all other facts it deems material to its purchase and is entering into this transaction solely on the basis of that investigation and Buyer's own judgment, and is not acting in reliance on any representation made or information furnished by Sellers, their employees, agents, representatives, or independent contractors.

         8.2 COVENANT OF BUYER. The transactions contemplated by this Agreement do not involve, nor are they intended in any way to constitute, the sale of a "security" or "securities" within the meaning of any applicable securities laws, and none of the representations, warranties or agreements of Buyer shall create any inference that the transactions involve any "security" or "securities." Buyer acknowledges, understands and agrees that the acquisition of accounts such as these Accounts involves a high degree of risk and is suitable only for persons or entities of substantial financial means who have no need for liquidity and who can hold the Accounts indefinitely or bear the partial or entire loss of the value of the Accounts.

         8.3 COLLECTION PRACTICES. Buyer warrants and represents that it will not violate any law relating to unfair debt collection practices in connection with any of the Accounts transferred to Buyer pursuant to this Agreement. Buyer agrees to indemnify Sellers and the Trustee and to hold Sellers and the Trustee harmless from and against any and all claims, demands, losses, damages, penalties, fines, forfeitures, judgments, legal fees and other costs, fees and expenses heretofore or hereafter incurred by Sellers or the Trustee as a result of (i) any breach by Buyer of the aforesaid warranty and representation; or (ii) any acts and/or omissions by Buyer resulting in any claim, demand or assertion that any Seller or the Trustee, subsequent to the Closing Date, was in any way involved in, or had in any way authorized, any unlawful collection practices in connection with any of the Accounts. Each party agrees to notify the other within ten (10) Business Days of notice or knowledge of any such claim, demand or assertion.

         8.4 LITIGATION. Buyer warrants, represents and agrees that it will not institute any legal action in the name of any Seller or continue to prosecute or defend in the name of any Seller any pending legal action; nor shall Buyer intentionally or unintentionally, through misrepresentation or nondisclosure, mislead any person as to, or conceal from any person, the identity of the buyer of the Accounts purchased pursuant to this Agreement; NOR SHALL BUYER USE OR REFER TO THE NAME OF GREENWOOD TRUST COMPANY,

DISCOVER CARD, PRIVATE ISSUE, BRAVO, NOVUS SERVICES, INC., SCFC RECEIVABLES CORP., DISCOVER CARD MASTER TRUST I, U.S. BANK NATIONAL ASSOCIATION, FIRST BANK NATIONAL ASSOCIATION, OR ANY NAME DERIVED THEREFROM OR SIMILAR THERETO TO PROMOTE BUYER'S MARKETING, ADVERTISING, SALE OR TRANSFER OF ANY ACCOUNT OR THE COLLECTION OR MANAGEMENT THEREOF; provided, however, that nothing herein shall be deemed to preclude Buyer from disclosing to Debtors or potential transferees of the Accounts the fact that the account relationships for the Accounts were acquired from GTC and the receivables in the Accounts were acquired from the Trust. Any settlement, whether judicial or non judicial, shall include a release of Sellers and their representatives, employees, directors, and agents by the Debtors of any claims they may have.

         8.5 AUTHORITY. Buyer represents that it is duly and legally authorized to enter into this Agreement, that it has complied with all laws, rules, regulations, charter provisions and bylaws or other governance documents to which it may be subject, and that the undersigned representative is authorized to act on behalf of and bind Buyer to the terms of this Agreement. Buyer, if a corporation, will, on the Initial Purchase Date, supply Sellers with a certified copy of a resolution of its Board of Directors authorizing the Buyer's entry into this Agreement through such representative, together with such documents as Sellers may reasonably require as evidence of Buyer's good standing or as further evidence of such authority. If Buyer is not a corporation, Buyer shall, on the Initial Purchase Date, provide Sellers with such evidence as Sellers shall require of Buyer's legal authority to enter into this Agreement and purchase the Accounts.

         8.6 RESALE BY BUYER. If Buyer resells any of the Accounts to any subsequent purchaser, Buyer agrees to require said purchaser to expressly assume the obligations of this Agreement as part of Buyer's contract with that purchaser. Buyer further agrees to attach this Agreement, with the purchase price redacted, as an exhibit to any such contract. Notwithstanding anything in this Agreement to the contrary, Buyer shall remain liable to Sellers for the performance of the duties and obligations of Buyer under this Agreement. This
Section 8.6 shall not apply to any resale of an Account in connection with a securitization or financing so long as Buyer continues to act as servicer of the Account or, if Buyer shall not act as servicer of the Account, any such servicer shall agree to assume the obligations set forth in Articles 6, 8 and 12.

         8.7 ENFORCEABILITY. Buyer represents and warrants that this Agreement and all of the obligations of Buyer hereunder are the legal, valid and binding obligations of Buyer, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         8.8 ECONOMIC RISK. Buyer acknowledges that the Accounts may have limited or no liquidity and Buyer has the financial wherewithal to own the Accounts for an indefinite period of time and to bear the economic risk of an outright purchase of the Accounts and a total loss of the Purchase Price for the Accounts.

         8.9 NONDISCLOSURE. Buyer is in full compliance with its obligations under the

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.




terms of any confidentiality and/or non-disclosure agreement.

         8.10 STATUS OF BUYER. Buyer represents, warrants and certifies to Sellers that it is (i) a financial institution; (ii) an institutional purchaser including a sophisticated purchaser that is in the business of buying or originating accounts of the type being purchased or that otherwise deals in such accounts in the ordinary course of Buyer's business; or (iii) an entity that is defined as an accredited investor under the federal securities laws.


         8.11 NOTIFICATION. Buyer shall attempt to notify each Debtor under an Account of Buyer's purchase of such Account within [*] days after the applicable Transfer Date, and direct that payments on the Account after the Closing Date be made to Buyer's place of business at the address set forth in Article XIII or such other place as Buyer may direct in writing. At the Buyer's reasonable request, GTC will provide a form letter, in a form acceptable to GTC, that the Buyer, at the Buyer's expense, may send to a Debtor confirming the transfer of the Account to the Buyer.



         8.12 NOTIFICATION OF CREDIT REPORTING AGENCIES. Buyer shall report to each credit bureau with which it regularly does business any change in the status of any Account, including, but not limited to, receipt of payments, settlement, satisfaction, or sale of the Account, within [*] days after such change in status. Buyer agrees that on or after the applicable Transfer Date, Buyer shall not file any report with any credit reporting agency using the account number assigned to the Account by GTC, except as may be required by a credit reporting agency for identification purposes only. Furthermore, Buyer represents and warrants that in the event it sells, assigns or transfers ownership of any Account purchased hereunder that it will report the sale of such Account to its credit reporting agency. If Buyer reports any information to a credit bureau, including, but not limited to, any information provided by Sellers, Buyer warrants, represents and agrees that it will comply with all applicable federal, state, county and local laws, ordinances, codes and regulations, including, but not limited to the Fair Credit Reporting Act, in reporting such information. Buyer agrees to indemnify Sellers and the Trustee and hold Sellers and the Trustee harmless from and against any losses, causes of action, liabilities, claims, demands, obligations, damages, costs and expenses, including reasonable attorneys' and accountants' fees to which Sellers or the Trustee may become subject as a result of any breach by Buyer of the aforesaid warranty and representation; provided, however, that Buyer shall not be required to indemnify any Seller or the Trustee or to hold any Seller or the Trustee harmless to the extent that such losses are caused in whole or in part by such Seller's actions or inactions. GTC shall report to each credit bureau with which it regularly does business the sale of the Accounts and may at its sole discretion, after the applicable Closing Date, delete its entry with said credit bureaus.


         8.13 OTHER INTERESTS. To the best of Buyer's knowledge, none of Sellers' employees has any interest, direct or indirect, in the acquisition of Accounts through this transaction.

         8.14 INSTITUTION OF ACTIONS. Buyer hereby covenants and agrees that, prior to the date which is one year and one day after the Trust shall have terminated pursuant to Section 12.01 of the Pooling and Servicing Agreement, Buyer will not institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


laws of the United States or any state of the United States.

                                   ARTICLE IX
                      BUYER'S RIGHT TO REQUIRE SUBSTITUTION

         Buyer shall, within [*] days from the applicable Closing Date for each Account, notify GTC of each Account with respect to which Buyer seeks substitution and shall supply GTC with evidence satisfactory to GTC that same is an Uncollectible Account or Litigation Account. GTC and the Trustee shall substitute each Uncollectible Account or Litigation Account with an Account which is from the same pool as the substituted Account or from Pool I and which has an Unpaid Balance which is equal to or greater than the Unpaid Balance of the substituted Account, but not less than the Unpaid Balance of the substituted Account by more than $500. The aggregate Unpaid Balance of the substitute Accounts shall be equal to or greater than the aggregate Unpaid Balance of the substituted Accounts. Buyer shall pay to Sellers, within [*] Business Days after GTC and the Trustee assign the substitute Accounts to Buyer, the difference, if any, between (i) (x) [*] times the Unpaid Balance of the Pool I substitute Accounts plus (y) [*] times the Unpaid Balance of the Pool II substitute Accounts minus (ii) (x) [*] times the Unpaid Balance of the Pool I substituted Accounts plus (y) [*] times the Unpaid Balance of the Pool II substituted Accounts. Buyer shall promptly deliver all Uncollectible Accounts and Litigation Accounts, together with all related Credit Files therefor to GTC. GTC and the Trustee shall substitute the Account within [*] days from receipt of evidence satisfactory to GTC that same is an Uncollectible Account or Litigation Account. GTC shall not be obligated to substitute on an Account-by-Account basis but may elect to substitute the Account on the [*] day, or more frequently, at GTC's option. Upon substitution, Buyer shall endorse and/or re-assign the account relationship for the substituted Account to GTC and the receivables in such Account to the Trust and, upon endorsement and/or reassignment, Buyer shall represent and warrant that, as of the date Buyer re-assigns the Account, Buyer has no knowledge of any right, lien or interest affecting the Account or the proceeds thereof, other than the rights or interests created under this Agreement, and that Buyer has full right and authority to re-assign its interest in such Account. It is understood and agreed that, except for the indemnification set forth in Section 12.3, the obligation of GTC and the Trustee to substitute any Uncollectible Account or Litigation Account shall constitute the sole remedy respecting such accounts available to Buyer.


                                    ARTICLE X
                NO WARRANTIES OR REPRESENTATIONS EXPRESSED HEREIN

         NO WARRANTIES. EXCEPT FOR THOSE EXPRESSED IN ARTICLE VII, NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, ARE OR HAVE BEEN MADE BY ANY SELLER, OR ANYONE ACTING ON ITS BEHALF, PARTICULARLY, WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING STATEMENT, NO WARRANTIES OR REPRESENTATIONS REGARDING (i) THE COLLECTABILITY OF ANY ACCOUNT; (ii) THE CREDITWORTHINESS OF ANY DEBTOR; (iii) THE FORM OR SUFFICIENCY OF ANY ACCOUNT DOCUMENTATION; (iv) THE FORM OR SUFFICIENCY OF ANY COLLATERAL OF ANY TYPE WHICH SECURES THE REPAYMENT OF ANY ACCOUNT; (v) THE TRANSFERABILITY AND ENFORCEABILITY OF ACCOUNTS; OR (vi) THE VALIDITY OF ANY

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


COLLATERAL DOCUMENT OR ITS RECORDATION. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, ALL ACCOUNTS SOLD TO BUYER UNDER THIS AGREEMENT ARE SOLD AND TRANSFERRED WITHOUT RECOURSE. EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE VII, BUYER ACKNOWLEDGES AND AGREES THAT SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATION, WARRANTY, PROMISE, COVENANT, AGREEMENT OR GUARANTEE OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE ACCOUNTS, INCLUDING, WITHOUT LIMITATION TO OTHER DOCUMENTATION, (B) THE INCOME TO BE DERIVED FROM THE ACCOUNTS, (C) THE SUITABILITY OF THE ACCOUNTS FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY INTEND, OR (D) ANY OTHER MATTER WITH RESPECT TO THE ACCOUNTS. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE ACCOUNTS WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKE NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE VII, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THE SALE OF THE ACCOUNTS AS PROVIDED HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS.

                                   ARTICLE XI
             ACCOUNTS EXCLUDED FROM SALE AND SUBJECT TO SUBSTITUTION

         11.1 DISCRETIONARY EXCLUSION AND SUBSTITUTION. GTC, in its sole discretion, may exclude from this sale prior to the applicable Closing Date or may require the reassignment of, at any time, after the applicable Closing Date:
(a) any Account which, as of the applicable Cut-off Date, is in litigation or subject to a bankruptcy proceeding, (b) any Account that, as of the applicable Cut-off Date, forms the basis of a claim against an officer, director, employee, or agent of any Seller, (c) any Account that is subject to a written settlement agreement as of the applicable Cut-off Date, (d) any Account, the receivables of which, as of the applicable Cut-off Date, had been sold to a trust (but not including Accounts, the receivables of which are sold by the Trust hereunder),
(e) an Account which, as of the applicable Closing Date, has either been re-aged by GTC, was in the process of being re-aged, was settled or for which the Debtor has claimed, through a statement in writing, that he or she did not open the Account or that the Account was fraudulently used, or (f) an Account which, as of the applicable Cut-off Date, does not meet the definition of Account. GTC and the Trustee shall, as soon as possible, but no later than thirty (30) Business Days after reassignment of the Account, substitute the Account with an Account which is from the same pool as the substituted Account or from Pool I and which has an Unpaid Balance which is equal to or greater than the Unpaid Balance of the substituted Account, but not less than the Unpaid Balance of the substituted Account by more than $500. The aggregate Unpaid Balance of the substitute Accounts shall be equal to or greater than the aggregate Unpaid Balance of the substituted Accounts. Buyer shall pay to Sellers, within three (3) Business Days after GTC and the Trustee assign the substitute Accounts to Buyer, the difference, if any, between (i) (x) [*] times the Unpaid Balance of the Pool I substitute Accounts plus (y) [*] times the Unpaid Balance of the Pool II substitute Accounts minus (ii) (x) [*] times the Unpaid Balance of the Pool I

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


substituted Accounts plus (y) [*] times the Unpaid Balance of the Pool II substituted Accounts.

         11.2 BUYER'S DUTY TO PURCHASE NOT AFFECTED. GTC's exclusion or GTC's and the Trustee's substitution of one or more of the Accounts shall not affect Buyer's duty to purchase the remaining Accounts on the terms and conditions set forth in this Agreement.

         11.3 TRANSFER FOLLOWING SUBSTITUTION. Buyer shall, no later than upon receipt of a substitute account, endorse and/or re-assign the account relationship for the Account to GTC and the receivables in the Account to the Trust and, upon endorsement and/or reassignment, Buyer shall represent and warrant that, as of the date Buyer re-assigns the Account, Buyer has no knowledge of any right, lien or interest affecting the Account or the proceeds thereof, other than the rights or interests created under this Agreement and that Buyer has full right and authority to re-assign its interest in such Account.

         11.4 PAYMENTS RECEIVED BY BUYER FOLLOWING ACCOUNT SUBSTITUTIONS. Any payments on Accounts received by Buyer subsequent to GTC's and the Trustee's substitution of such Accounts shall belong to Sellers, and Buyer shall remit said payments to Sellers within [*] days after receipt, with negotiable instruments being endorsed by Buyer without recourse.


                                   ARTICLE XII
                           RELEASE AND INDEMNIFICATION

         12.1 BUYER'S RELEASE OF CLAIM. Except as to any of the Accounts excluded by GTC or substituted by GTC and the Trustee pursuant to Article IX or XI, or for which indemnification is available pursuant to Section 12.3 of this Article, Buyer hereby releases and forever discharges Sellers, their agents, servants, directors, officers, employees, shareholders, successors, assigns, and affiliates, all such related persons herein collectively called the "Related Persons," of and from any and all causes of action, claims, demands, and remedies of whatsoever kind or nature that Buyer now has, or may in the future have, against Sellers, and/or any Related Persons in any manner on account of, arising out of, or related to the Accounts purchased hereunder.

         12.2 BUYER'S INDEMNIFICATION. Except as to any of the Accounts excluded by GTC or substituted by GTC and the Trustee pursuant to Article IX or XI, or for which indemnification is available pursuant to Section 12.3 of this Article, Buyer hereby agrees to indemnify, hold harmless, and defend Sellers and the Trustee, together with any and all Related Persons (Sellers, the Trustee and each such Related Persons herein called, an "Indemnified Party"), from and against any losses, causes of action, liabilities, claims, demands, obligations, damages, costs and expenses, including reasonable attorneys' and accountants' fees, to which the Indemnified Party may become subject under any laws, statutes, rules, or regulations, or otherwise, of all federal, state, local, governmental, or quasi-governmental entities or authorities having jurisdiction, on account of, arising out of, or related to, any act, omission, conduct, misrepresentation, or activity of Buyer, or any of Buyer's officers, directors, employees, agents, servants, shareholders, successors, or assigns, on account of, arising out of, or related to (1) this Agreement and (2) any or all Accounts purchased hereunder.

         12.3 SELLERS' INDEMNIFICATION. Each Seller hereby agrees to indemnify, hold harmless and defend Buyer (herein called an "Indemnified Party"), from and against any losses, causes of action, liabilities, claims, demands, obligations, damages, costs and expenses to which Buyer may become subject on account of, arising out of, or related to, any act, omission, conduct, misrepresentation, or activity of such Seller prior to the applicable Closing Date; provided, however, that the Trust's liability under this provision shall not exceed the lesser of
(i) the Trust's assets available to pay such claim or (ii) the amount received by the Trust as payment for the receivables in the Accounts sold by the Trust.

         12.4 NOTICE OF CLAIM. Promptly after receipt by the Indemnified Party under Section 12.2 or Section 12.3 above of notice of the commencement of any action to which Section 12.2 or Section 12.3 shall apply, the Indemnified Party shall notify the other party in writing of the commencement of such action if a claim in respect of such action is to be made against Buyer under Section 12.2 or any Seller under Section 12.3; but the failure to notify such party shall not relieve the other party from any liability that such party may have to the Indemnified Party, except to the extent that any such party is prejudiced by the failure of notification. In case any such action is brought against Seller or Buyer, and the Indemnified Party notifies the other party of the commencement of such action, the notified party shall be entitled to participate in such action and, to the extent that the notified party may wish to assume the defense of such action, with counsel selected by such notified party and approved by the Indemnified Party, and after notice from the notified party to the Indemnified Party of the notified party's election to so assume the defense of such action, the notified party shall not be liable to the Indemnified Party under this Article for any additional legal and other expenses subsequently incurred by the Indemnified Party in connection with the defense of such action.

         12.5 INDEMNIFIED PARTY'S OWN COUNSEL. Notwithstanding any other provision of this Article XII, if, in any action or claim as to which indemnity is or may be available, the Indemnified Party reasonably determines that its interests are or may be adverse, in whole or in part, to the interests of the party or that there may be legal defenses available to the Indemnified Party that are different from, in addition to, or inconsistent with, the defenses available to the other party, the Indemnified Party may retain its own counsel in connection with such action or claim and shall be indemnified by the other party for any legal and other expenses reasonably incurred in connection with investigating or defending such action or claim. In no event, however, shall either party be liable for the fees and expenses of more than one counsel for all parties in connection with any one action or in connection with separate but similar or related actions in the same jurisdiction arising out of the same general allegations.

         12.6 SETTLEMENT. Neither party shall be liable for any settlement of any such action effected without its express written consent, but if any such action is settled with the express written consent of all parties or if there is a final judgment for the plaintiff in any such action, Buyer or the applicable Seller, as the case may be, shall indemnify, hold harmless, and defend the Indemnified Party from and against any loss or liability by reason of such settlement or judgment as and in the manner described in Section 12.2 or 12.3 above.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 NOTICES. Any notices, requests, demands, or other communications between the parties hereto shall be in writing and deemed given when received, whether hand-delivered or sent by certified or registered mail, postage prepaid, return receipt requested, to such party at its address set forth below or at such other address as such party shall hereafter furnish in writing:

BUYER:

MIDLAND CREDIT MANAGEMENT, INC.
500 West First Street
Hutchinson, Kansas 67504
Attention: Frank Chandler, President

GTC:

GREENWOOD TRUST COMPANY
12 Read's Way
New Castle, DE 19720
Attention: J. Nathan Hill, President

COPY TO:

NOVUS SERVICES, INC.
2500 Lake Cook Road
Riverwoods, IL 60015
Attention: Wayne Johnson, National Director, Collections

THE TRUST:

U.S. Bank National Association, as Trustee
111 E. Wacker Drive, Suite 3000
Chicago, IL  60601
Attention:  Discover Card Master Trust I

         13.2 ASSIGNMENT; BINDING EFFECT. This agreement and the terms, covenants, conditions, provisions, obligations, undertaking, rights and benefits hereof, including the attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors and assigns. Neither party may assign this Agreement or any of its rights in this Agreement without the other's prior written consent, which consent shall not be unreasonably withheld. It being understood, however, that Buyer is free to assign, pledge, hypothecate or otherwise transfer or dispose of the individual Accounts sold herein without the express or prior written consent of Sellers, except that, Sellers' duties and obligations under this Agreement shall not inure to the benefit of any transferee of the Accounts, without the prior written consent of such Seller, which shall not be unreasonably withheld.

         13.3 INFORMATIONAL TAX REPORTING. With respect to the 1998 and subsequent tax years, Buyer hereby agrees to perform all obligations of Sellers with respect to Federal and State income tax reporting relating to the Accounts sold under this Agreement, including obligations with respect to Internal Revenue Code Forms 1098 and 1099 and back-up withholding.

         13.4 SEVERABILITY. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby, and every provision of this Agreement shall remain in full force and effect and enforceable to the fullest extent permitted by law.

         13.5 HEADINGS. The headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any article or section of this Agreement.

         13.6 SURVIVAL. Except as otherwise provided in this Agreement, Sellers and Buyer agree that the covenants, warranties, and representations herein contained shall survive the applicable Closing Dates.

         13.7 WAIVER. None of the parties' waiver of the other's breach of any term, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition in this Agreement.

         13.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         13.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with all applicable federal laws and regulations, and, to the extent applicable, the laws of the State of Delaware.

         13.10 CONFIDENTIALITY. The parties hereto agree that the pricing terms of this Agreement shall be kept confidential and will not be disclosed by Buyer or Sellers without the prior written consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that Buyer and Sellers may disclose such pricing terms without such consent (i) to such parties' respective shareholders, directors, officers, affiliates, employees, accountants, attorneys, financing sources, rating agencies, agents, representatives or advisors, provided such persons shall be informed of the confidential nature of such information and agree to treat such information confidentially and (ii) to the extent such disclosure is required by law or the rules and regulations of any applicable stock exchange.

         13.11 ENTIRE AGREEMENT; MODIFICATION. This Agreement and the materials incorporated herein by reference constitute the entire agreement of the parties, superseding all other and prior agreements and understandings between or among the parties relating to the subject matter of this Agreement. If there is any inconsistency between the terms of this Agreement and any material incorporated herein by reference, the terms of this Agreement shall govern. There are no promises or other agreements, oral or written, express or implied, between the parties, their employees, agents, representatives or independent contractors other than as set forth in this Agreement. No change or modification of, or waiver under, this Agreement shall be valid unless it is in writing and signed by duly authorized representatives of Sellers and Buyer.

         13.12 FACSIMILE SIGNATURES. All signatures to this Agreement may be delivered by facsimile and such facsimile signatures shall be binding and shall have the full force and effect of original signatures.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.


MIDLAND CREDIT MANAGEMENT, INC.         GREENWOOD TRUST COMPANY

By: /s/ FRANK CHANDLER                   By: /s/ J. N. HILL
   ------------------------------           ------------------------------------
Title: President                        Title: President
      ---------------------------             ---------------------------------

U.S. BANK NATIONAL ASSOCIATION, as
Trustee for the Discover Card Master Trust I

By: /s/ PATRICIA MORAN TRLACK
    ------------------------------------

Title: Vice President
       ---------------------------------

                EXHIBIT A TO CREDIT CARD ACCOUNTS SALE AGREEMENT

                                   DATA FIELDS

Account Number
Cardmember Name
Cardmember Address
City
State
Zip
Line of Credit (LOC)
Cycle Code
Expiration Date
Open Date
Cycles Delinquent 1
Cycles Delinquent 2
Cycles Delinquent 3
Current Balance
Last Payment Date
Days Delinquent

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                EXHIBIT B TO CREDIT CARD ACCOUNTS SALE AGREEMENT

--------------------------------------------------------------------------------------------------------------------
             STATE                 # OF             STATE             # OF               STATE              # OF
                                   YEARS                              YEARS                                 YEARS
--------------------------------------------------------------------------------------------------------------------
Alabama                            [*]      Maine                     [*]      Pennsylvania                 [*]
--------------------------------------------------------------------------------------------------------------------
Alaska                             [*]      Maryland                  [*]      Puerto Rico                  [*]
--------------------------------------------------------------------------------------------------------------------
Arizona                            [*]      Massachusetts             [*]      Rhode Island                 [*]
--------------------------------------------------------------------------------------------------------------------
Arkansas                           [*]      Michigan                  [*]      South Carolina               [*]
--------------------------------------------------------------------------------------------------------------------
California                         [*]      Minnesota                 [*]      South Dakota                 [*]
--------------------------------------------------------------------------------------------------------------------
Colorado                           [*]      Mississippi               [*]      Tennessee                    [*]
--------------------------------------------------------------------------------------------------------------------
Connecticut                        [*]      Missouri                  [*]      Texas                        [*]
--------------------------------------------------------------------------------------------------------------------
Delaware                           [*]      Montana                   [*]      Utah                         [*]
--------------------------------------------------------------------------------------------------------------------
Dist. of Columbia                  [*]      Nebraska                  [*]      Vermont                      [*]
--------------------------------------------------------------------------------------------------------------------
Florida                            [*]      Nevada                    [*]      Virginia                     [*]
--------------------------------------------------------------------------------------------------------------------
Georgia                            [*]      New Hampshire             [*]      Washington                   [*]
--------------------------------------------------------------------------------------------------------------------
Hawaii                             [*]      New Jersey                [*]      West Virginia                [*]
--------------------------------------------------------------------------------------------------------------------
Idaho  (Do not collect)            [*]      New Mexico                [*]      Wisconsin                    [*]
--------------------------------------------------------------------------------------------------------------------
Illinois                           [*]      New York                  [*]      Wyoming                      [*]
--------------------------------------------------------------------------------------------------------------------
Indiana                            [*]      North Carolina            [*]
--------------------------------------------------------------------------------------------------------------------
Iowa                               [*]      North Dakota              [*]
--------------------------------------------------------------------------------------------------------------------
Kansas                             [*]      Ohio                      [*]
--------------------------------------------------------------------------------------------------------------------
Kentucky                           [*]      Oklahoma                  [*]
--------------------------------------------------------------------------------------------------------------------
Louisiana                          [*]      Oregon                    [*]
--------------------------------------------------------------------------------------------------------------------

                EXHIBIT C TO CREDIT CARD ACCOUNTS SALE AGREEMENT

                        SCHEDULE I TO FINANCING STATEMENT


1.       Debtor/Seller:

         Greenwood Trust Company
         12 Read's Way
         New Castle, DE  19720

2.       Secured Party/Purchaser:

         Midland Credit Management, Inc.
         500 West First Street
         Hutchinson, KS  67502

3.       Description of Property covered:

         This financing statement covers all the right, title and interest of Debtor/Seller in and to the following, whether now existing or hereafter arising and whether now owned or hereafter acquired:

         1. Each Sold Account and any amount owing by the obligors under a Sold Account from time to time, including, without limitation, amounts owing for the payment of goods and services, cash advances, finance charges and other charges; and

         2.       All proceeds of the foregoing, including cash proceeds.

         The following terms used in this Schedule I have the following meanings:

         "Credit Agreement" means, with respect to a Sold Account, the contract governing such Sold Account.

         "Trust" means Discover Card Master Trust I, as established pursuant to a Pooling and Servicing Agreement dated as of October 1, 1993, as amended, by and between Debtor/Seller and U.S. Bank National Association (formerly First Bank National Association, successor Trustee to Bank of America Illinois, formerly Continental Bank National Association), as Trustee, as amended from time to time (the "Pooling and Servicing Agreement").

         "Sold Account" means an account listed on the Account Schedule (as defined in the Credit Card Accounts Sale Agreement described below), as such Account Schedule may be amended from time to time, including any accounts receivables thereunder, established pursuant to a Credit Agreement between Debtor/Seller and any other person, the account relationship of which is transferred by Debtor/Seller and the receivables under which are transferred by the Trustee, on behalf of the Trust, to Secured Party/Purchaser pursuant to the Credit Card Accounts Sale Agreement with an Effective Date of May 27, 1998 among Debtor/Seller, the Trustee, on behalf of the Trust, and Secured Party/Purchaser (the "Credit Card Accounts Sale Agreement"). Each Sold Account is to be identified on the computer records of Debtor/Seller with either a 50, a 51, a 52 or a 53 in the field captioned "CHD-Portfolio-No." Secured Party/Purchaser and Debtor/Seller hereby acknowledge that the phrase "Sold Account" shall not include any accounts the receivables of which have been transferred to (i) the Trust pursuant to the Pooling and Servicing Agreement, which accounts are identified on the computer records of Debtor/Seller with a 42 in the field captioned "CHD-Portfolio-No.", except for accounts that (a) have become "Charged-Off Accounts" (as defined in the Pooling and Servicing Agreement) and (b) are listed as accounts, the account relationship of which is being sold by Debtor/Seller and the receivables under which are being sold by the Trustee, on behalf of the Trust, under the Credit Card Accounts Sale Agreement, (ii) Discover Card Trust 1991 F pursuant to that certain Pooling and Servicing Agreement dated as of November 1, 1991, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Debtor/Seller with a 31 in the field captioned "CHD-Portfolio-No.", (iii) Discover Card Trust 1991 D pursuant to that Pooling and Servicing Agreement dated as of October 1, 1991, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Debtor/Seller with a 29 in the field captioned "CHD-Portfolio-No.", (iv) Discover Card Trust 1992 B pursuant to that Pooling and Servicing Agreement dated as of December 1, 1992, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Debtor/Seller with a 34 in the field captioned "CHD-Portfolio-No.", (v) Discover Card Trust 1993 B pursuant to that Pooling and Servicing Agreement dated as of February 1, 1993, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Debtor/Seller with a 4 in the field captioned "CHD-Portfolio-No.", and (vi) Discover Card Trust 1993 A pursuant to that Pooling and Servicing Agreement dated as of February 1, 1993, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Debtor/Seller with a 5 in the field captioned "CHD-Portfolio-No."

                EXHIBIT D TO CREDIT CARD ACCOUNTS SALE AGREEMENT

                        SCHEDULE I TO FINANCING STATEMENT


1.       Debtor/Seller:

         U.S. Bank National Association, solely in its capacity as Trustee for Discover Card Master Trust I (the "Trust")
         One Illinois Center
         111 East Wacker Dr., Suite 3000
         Chicago, IL 60601

2.       Secured Party/Purchaser:

         Midland Credit Management, Inc.
         500 West First Street
         Hutchinson, KS  67502

3.       Description of Property Covered:

         This financing statement covers all the right, title and interest of Debtor/Seller in and to the following, whether now existing or hereafter arising and whether now owned or hereafter acquired:

         1. Amounts payable (the "Receivables") from time to time under each Sold Account; and

         2.       All proceeds of the foregoing, including cash proceeds.

         The following terms used in this Schedule I have the following meanings:

         "Credit Agreement" means, with respect to a Sold Account, the contract governing such Sold Account.

         "Greenwood" means Greenwood Trust Company, a Delaware banking corporation, and its successors and assigns.

         "Sold Account" means an account listed on the Account Schedule (defined in the Credit Card Accounts Sale Agreement described below), as such Account Schedule may be amended from time to time, including any accounts receivable thereunder, established pursuant to a Credit Agreement between Greenwood and any other person, the account relationship of which is transferred by Greenwood and the receivables under which are transferred by Debtor/Seller to Secured Party/Purchaser pursuant to the Credit Card Accounts Sale Agreement with an Effective Date of May 27, 1998, among Debtor/Seller, Greenwood and Secured Party/Purchaser (the "Credit Card Accounts Sale Agreement"). Each Sold Account is to be identified on the computer records of Greenwood with either a 50, a 51, a 52 or a 53 in the field captioned "CHD-Portfolio-No." Secured Party/Purchaser and Debtor/Seller hereby acknowledge that the phrase "Sold Account" shall not include any accounts the receivables of which have been transferred to (i) the Trust pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller, and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as trustee, as amended from time to time (the "Pooling and Servicing Agreement"), which accounts are identified on the computer records of Greenwood with a 42 in the field captioned "CHD-Portfolio-No.", except for accounts that (a) have become "Charged-off Accounts" (as defined in the Pooling and Servicing Agreement) and (b) are listed as accounts, the receivables under which are being sold by Debtor/Seller and the account relationship of which is being sold by Greenwood under the Credit Card Accounts Sale Agreement, (ii) Discover Card Trust 1991 F pursuant to that certain Pooling and Servicing Agreement dated as of November 1, 1991, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 31 in the field captioned "CHD-Portfolio-No.", (iii) Discover Card Trust 1991 D pursuant to that Pooling and Servicing Agreement dated as of October 1, 1991, among Discover Receivables Financing Group, Inc as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 29 in the field captioned "CHD-Portfolio-No.", (iv) Discover Card Trust 1992 B pursuant to that Pooling and Servicing Agreement dated as of December 1, 1992, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 34 in the field captioned "CHD-Portfolio-No.", (v) Discover Card Trust 1993 B pursuant to that Pooling and Servicing Agreement dated as of February 1, 1993, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 4 in the field captioned "CHD-Portfolio-No.", and (vi) Discover Card Trust 1993 A pursuant to that Pooling and Servicing Agreement dated as of February 1, 1993, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 5 in the field captioned "CHD-Portfolio-No."

                                  BILL OF SALE


         Each of Greenwood Trust Company ("Greenwood" or a "Seller") and U.S. Bank National Association (formerly First Bank National Association as Trustee (the "Trustee") for the Discover Card Master Trust I (the "Trust" or a "Seller"), for value received, and pursuant to the terms and conditions of the Credit Card Accounts Sale Agreement with an Effective Date of May 27, 1998 (the "Agreement") among Greenwood, the Trustee, on behalf of the Trust, and Midland Credit Management, Inc. ("Buyer"), transfers, sells, assigns, conveys, grants and delivers to Buyer, its successors and assigns all the Seller's right, title and interest in and to (i) the unsecured consumer credit card accounts (including any accounts receivable thereunder) (the "Accounts"), judgments or evidences of debt which are described on computer files furnished by Greenwood to Buyer in connection herewith, and (ii) all proceeds of such Accounts after the close of business on May 28, 1998, except that the term "Account" shall not include any accounts, the receivables of which have been transferred to (i) the Trust pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller, and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as trustee, as amended from time to time (the "Pooling and Servicing Agreement"), which accounts are identified on the computer records of Greenwood with a 42 in the field captioned "CHD-Portfolio-No.", except for accounts that (a) have become "Charged-off Accounts" (as defined in the Pooling and Servicing Agreement) and (b) are listed as accounts, the receivables under which are being sold by the Trustee, on behalf of the Trust, and the account relationship of which is being sold by Greenwood under the Agreement, (ii) Discover Card Trust 1991 F pursuant to that certain Pooling and Servicing Agreement dated as of November 1, 1991, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 31 in the field captioned "CHD-Portfolio-No.", (iii) Discover Card Trust 1991 D pursuant to that Pooling and Servicing Agreement dated as of October 1, 1991, among Discover Receivables Financing Group, Inc as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 29 in the field captioned "CHD-Portfolio-No.", (iv) Discover Card Trust 1992 B pursuant to that Pooling and Servicing Agreement dated as of December 1, 1992, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 34 in the field captioned "CHD-Portfolio-No.", (v) Discover Card Trust 1993 B pursuant to that Pooling and Servicing Agreement dated as of February 1, 1993, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 4 in the field captioned "CHD-Portfolio-No.", and (vi) Discover Card Trust

1993 A pursuant to that Pooling and Servicing Agreement dated as of February 1, 1993, among Discover Receivables Financing Group, Inc. as Seller, Greenwood Trust Company as Servicer and Wilmington Trust Company as trustee, as amended from time to time, which accounts are identified on the computer records of Greenwood with a 5 in the field captioned "CHD-Portfolio-No." .

         This Bill of Sale is executed without recourse and without representation of or warranty of title, collectability, or otherwise, express or implied, except as set forth in the Agreement.


Executed as of the 28 day of May, 1998.


                                         GREENWOOD TRUST COMPANY


                                         By: /s/ J. N. Hill
                                            ------------------------------------

                                         Name: J. N. Hill
                                              ----------------------------------

                                         Title: President
                                                --------------------------------


                                         U.S. BANK NATIONAL ASSOCIATION
                                         as Trustee for the Discover Card Master
                                         Trust I

                                         By: /s/ Patricia M. Trlak
                                             -----------------------------------

                                         Name: Patricia Moran Trlak
                                               ---------------------------------

                                         Title: Vice President
                                                --------------------------------

                EXHIBIT F TO CREDIT CARD ACCOUNTS SALE AGREEMENT

                               AFFIDAVIT OF CLAIM



STATE OF ____________________________)
                                          SS
COUNTY OF __________________________ )


         The undersigned, ________________________________, being duly sworn, doth depose and say that (s)he is ___________________________ of NOVUS SERVICES, INC.

         And that the annexed statement of the account of:
(NAME OF DEBTOR) ______________________________________________________________
         Is just, true and correct, and that as of (CLOSING DATE) THE SUM OF __________________ Dollars is due Greenwood Trust Company, an affiliate of NOVUS SERVICES, INC., and no part thereof has been paid or satisfied, and that there are no defenses or credits thereto to the knowledge or behalf of Deponent.

WITNESS MY HAND AND SEAL THIS _____ day of ______________________, 19___.


                                                ________________________________
                                                           (SIGNED)

Sworn and Subscribed to before me this
____ day of ____________________, 19___.


________________________________________
              Notary Public